AMENDMENT No. 1
                                     To The
                      AMENDED AND RESTATED SAN JUAN UNIT 4
                      PURCHASE AND PARTICIPATION AGREEMENT
                                     Between
                      Public Service Company of New Mexico
                                       and
                The Incorporated County of Los Alamos, New Mexico

1.0      PARTIES

         This Amendment No. 1 to the Amended and Restated San Juan Unit 4 Purchase and Participation Agreement ("Amendment No. 1") is made and entered into this 27th day of October 1999, by and between PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation ("PNM") and THE INCORPORATED COUNTY OF LOS
ALAMOS, NEW MEXICO, a body politic and corporate, existing as a political subdivision under the constitution and laws of the State of New Mexico (the "County"), hereinafter sometimes referred to individually as a "Party" or collectively as the "Parties."

2.0      RECITALS

         This Amendment No. 1 is made with reference to the following facts, among others:

         2.1 The Restated and Amended San Juan Unit 4 Purchase and Participation Agreement (the "Restated PPA") was entered into by the Parties as of December 28, 1984. The Restated PPA governs the purchase by the County of a 7.20 percent undivided ownership interest in San Juan Unit 4 and associated common facilities, supplies and inventories and the operation thereof by PNM as Operating Agent of the San Juan Project.

         2.2 PNM and Tucson Electric Power Company ("TEP") only are parties to the San Juan Project Co-Tenancy Agreement (the "Co-Tenancy Agreement") and the San Juan Project Operating Agreement (the "Operating Agreement").


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         2.3 The  Co-Tenancy  Agreement  and the Operating  Agreement  have been previously amended by action of PNM and TEP, through and including Amendments Number 10 to the Co-Tenancy Agreement and the Operating Agreement.

         2.4 The San Juan Project Construction Agreement was terminated in 1995 by action of PNM and TEP.

         2.5 PNM, TEP, Century Power Company, Southern California Public Power Authority ("SCPPA"), the City of Farmington, New Mexico ("Farmington"), M-S-R Public Power Agency ("M-S-R"), the County and the City of Anaheim, California ("Anaheim") entered into the San Juan Project Designated Representative Agreement ("DR Agreement") as of April 29, 1994, for the purpose of complying with the federal Clean Air Act Amendments of 1990; the DR Agreement was thereafter accepted by Utah Associated Municipal Power Systems ("UAMPS") and Tri-State Generation and Transmission Association, Inc. ("Tri-State") at the time of their respective purchases of ownership interests in the San Juan Project.

         2.6 The owners of the San Juan Project, including PNM and the County, have negotiated a San Juan Project Participation Agreement among PNM, TEP,
Farmington, M-S-R, the County, SCPPA, Anaheim, UAMPS and Tri-State (the "Participation Agreement") to amend, restate and replace in their entirety the Co-Tenancy Agreement and the Operating Agreement and to set out in one instrument all of the matters previously included in the Co-Tenancy Agreement and the Operating Agreement.

         2.7 The Participation Agreement will, upon its effective date, provide the County with all the rights, privileges and obligations of a "Participant," as that term is defined in the Participation Agreement, and is intended to supersede the rights, privileges and obligations of the County as a "Unit Participant," as that term is defined in the Operating Agreement.


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         2.8 The  Parties  desire to amend the  Restated  PPA to  harmonize  the
Restated PPA with the Participation Agreement.

         NOW, THEREFORE, based on the foregoing recitals and in consideration of the mutual promises, terms and covenants of this Amendment No. 1, the Parties hereby agree as follows:

3.0      TERM AND TERMINATION

         3.1 This Amendment No. 1 shall become effective as of the date on which the Participation Agreement becomes effective.

         3.2 Section 1.2 of the Restated PPA is amended to read in its entirety as follows:

            This Agreement shall continue in full force and effect from its Effective Date until the termination date of the San Juan Project Participation Agreement, dated as of _____________, 1999 (the "Participation Agreement").

4.0      CHANGES IN REFERENCES TO CO-TENANCY AGREEMENT
         AND OPERATING AGREEMENT

         4.1 Section 5 of the Restated PPA is hereby amended to read in its entirety as follows:

                  5.1 Participation  Agreement.  Except as otherwise provided in this Agreement, the rights and obligations of the Parties with respect to the San Juan Project are as set forth in the Participation Agreement. Any reference in this Agreement to any provision of the San Juan Project Agreements shall be deemed to be a reference to the corresponding or successor provision of the Participation Agreement.

                  5.2 PNM-County Relationship.  The relationship between PNM and the County with respect to Unit 4 shall be governed by this Agreement. As between PNM and the County, where a specific provision of this Agreement is in conflict with a provision in one or more of the San Juan Project Agreements, the provisions of this Agreement shall govern.

         4.2 Except as otherwise provided herein, the Participation Agreement shall be applicable to all aspects of the County's ownership interest in San Juan Unit 4.


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5.0      PNM AS PROJECT MANAGER

         5.1  Section 6 of the Restated PPA is hereby deleted in its entirety.

6.0      PNM AS OPERATING AGENT

         6.1 Section 7 of the Restated PPA is hereby amended to read in its entirety as follows:

                  7.1 The County  recognizes that PNM is the Operating Agent, as that term is defined in Section 5.31 of the Participation Agreement.

                  7.2 PNM's  responsibilities  as Operating  Agent to the County are described in Section 28 of the Participation Agreement.

7.0      APPLICABILITY OF CERTAIN PROVISIONS OF CO-TENANCY AGREEMENT

         7.1 Section 8 of the Restated PPA is hereby deleted in its entirety.

8.0      ENTITLEMENT TO AND SCHEDULING OF POWER AND ENERGY

         8.1 Section 9 of the Restated PPA is hereby deleted in its entirety.

9.0      START-UP AND AUXILIARY POWER

         9.1 Section 10.2 of the Restated PPA is hereby amended to read as follows:

                  10.2 Each Party  shall be  obligated  to provide  its share of start-up and auxiliary power and energy in proportion to its Participation Share in San Juan Unit 4 as provided in Section 17 of the Participation Agreement. Any supplementary arrangements which may be required to facilitate the County's supply of start-up and auxiliary power and energy shall be made in accordance with procedures established by the Engineering and Operating Committee.

10.0     CAPITAL BETTERMENTS, ADDITIONS AND REPLACEMENTS

         10.1 Section 11 of the Restated PPA is hereby deleted in its entirety.


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11.0     PNM'S RIGHT OF FIRST REFUSAL

         11.1 Section 12 of the Restated PPA is hereby amended to read in its entirety as follows:

                  12.1 PNM shall have a right of first  refusal  with respect to the sale or disposition of the Transfer Interest or portion thereof. Such right of first refusal shall exist as of Closing and shall continue for the term of this Agreement. Such right shall be exercised in accordance with the terms and conditions and the procedures set out in Section 11 of the Participation Agreement.

12.0     DEFAULTS

         12.1 All references to "the prime lending rate established and last published or quoted by Irving Trust Company" in Sections 15.3 and 15.4 of the Restated PPA are replaced by "ten percent (10%) per annum."

         12.2 Sections 15.5 and 15.6 of the Restated PPA are hereby deleted in their entirety.

13.0     DISPUTES; ARBITRATION

         13.1 Section 16 of the Restated PPA is hereby amended to read in its entirety as follows:

                  16.1 In the event that a dispute  between the  Parties  should arise under this Agreement, such dispute shall be first submitted to the PNM and County members on the Engineering and Operating Committee for resolution. In the event these members are unable to resolve such dispute within ninety (90) days after submission, the dispute shall be referred in writing to the President or a Vice President designated by PNM and the Chairman, Board of Public Utilities, of the County, or his or her designee. If such dispute has not been resolved within thirty (30) days after the referral made by either Party (unless such thirty (30) day period is extended by mutual agreement of the Parties), either Party may thereafter call for submission of such dispute to arbitration in the manner set forth in Section 37 of the Participation Agreement, which call shall be binding upon the Parties, except that the notices required under Section 37.1 of the Participation Agreement shall only be provided to the Parties to this Agreement unless the dispute between the Parties to this Agreement affects the interests of other parties to the Participation Agreement.

14.0     RELATIONSHIP OF PARTIES

         14.1 Sections 19.2 and 19.4 of the Restated PPA are hereby deleted in their entirety.


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15.0     SUCCESSORS AND ASSIGNS

         15.1 Section 25.2 of the Restated PPA is hereby deleted in its entirety.

16.0     NOTICES

         16.1 Section 26.1.2 of the Restated PPA is amended to read in its entirety as follows:

                     26.1.2 Incorporated County of Los Alamos, New Mexico
                            c/o Utilities Manager
                            P.O. Drawer 1030
                            901 Trinity Drive
                            Los Alamos, NM 87544

17.0     DESTRUCTION, DAMAGE OR CONDEMNATION OF SAN JUAN UNIT 4

         17.1 Section 35 of the Restated PPA is hereby deleted in its entirety.

18.0     CONTINUATION IN EFFECT

         18.1 Except as herein modified, all provisions of the Restated PPA are unchanged and continue in full force and effect.

         IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the date set forth above.

                                   PUBLIC SERVICE COMPANY OF NEW MEXICO

                                   By: /s/ Patrick J. Goodman
                                       --------------------------------------
                                             Patrick J. Goodman
                                             Vice President, Power Production


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                                   THE INCORPORATED COUNTY OF
                                   LOS ALAMOS, NEW MEXICO

                                   By:
                                       --------------------------------------
                                            Chairman, County Council

Attest:


---------------------------
County Clerk

                                   By:
                                       --------------------------------------
                                       Chairman, Board of Public Utilities

73310


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